UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

NANOANTIBIOTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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NanoAntibiotics, Inc.

100 Cummings enter, Suite 247-C

Beverly, MA 01915 USA

312-593-0269

June 20, 2016

To Our Stockholders:

On behalf of the Board of Directors of NanoAntibiotics, Inc. (the “Company”), we cordially invite all Company stockholders to attend a special meeting of the stockholders of the Company to be held on Monday, July 11, 2016, at 10:00 a.m., Eastern Daylight Time, at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th FL, New York, New York 10019.

The sole business matter to be considered at the meeting will be to approve an amendment to our Articles of Incorporation to change the name of the Company to BioVie Inc. Details of the proposal are set forth in the enclosed proxy statement, which you are urged to read carefully. The Board of Directors believes that the proposal is in the best interests of the Company and its stockholders and has unanimously approved the proposal and recommends that the holders of the Company’s common stock vote FOR the approval of the proposal.

We hope that you will be able to attend the meeting. Your vote is important. Regardless of whether you plan to attend, please submit your proxy by signing, dating and returning the proxy card or voting online at www.westcoaststocktransfer.com and selecting the Proxy login. Copies of these proxy materials will also be available on that website. If you are able to attend the meeting in person, you may revoke your proxy and vote your shares in person. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee in whose name the shares are held to provide you with evidence of your beneficial share ownership. We look forward to seeing you at the meeting.

For the Board of Directors of NANOANTIBIOTICS, INC.

By:	/s/ Jonathan M. Adams
	Name:	Jonathan M. Adams
	Title:	Chief Executive Officer

NANOANTIBIOTICS, INC.

100 Cummings Center, Suite 247-C

Beverly, Massachusetts 01915

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held July 18, 2016

TO THE STOCKHOLDERS OF NANOANTIBIOTICS, INC.,

Notice is hereby given that the special meeting of stockholders of NanoAntibiotics, Inc., a Nevada corporation (the “Company”), will be held at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th FL, New York, New York 10019 on Monday, July 18, 2016 at 10:00 a.m., Eastern Daylight Time, or at the adjournment or postponement thereof, for the sole purpose of approving an amendment to our Articles of Incorporation whereby the Company’s corporate name shall be changed to BioVie Inc.

The holders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the close of business on June 6, 2016 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

We urge you to promptly vote your shares by signing, dating and returning the proxy card or voting online at www.westcoaststocktransfer.com regardless of whether you plan to attend the meeting in person. No postage is required if mailed in the United States. If you do attend the meeting in person, you may withdraw your proxy and vote your shares in person on all matters brought before the meeting.

By order of the Board of Directors,

NANOANTIBIOTICS, INC.

/s/ Jonathan M. Adams
Jonathan M. Adams
Chief Executive Officer, Chairman

Chicago, Illinois
June 20, 2016

NANOANTIBIOTICS, INC.

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

WHEN AND WHERE IS THE SPECIAL MEETING OF STOCKHOLDERS BEING HELD?

The special meeting of stockholders (the “Special Meeting”) of NanoAntibiotics, Inc., a Nevada corporation (the “Company”), will be held on Monday, July 18, 2016, at 10:00 a.m., Eastern Daylight Time, at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, 26th FL, New York, New York 10019. This Proxy Statement contains information about the item being voted on at the Special Meeting.

WHAT IS INCLUDED IN THE PROXY MATERIALS?

The proxy materials include:

•	our proxy statement for the Special Meeting; and

•	the proxy card for the Special Meeting.

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of NanoAntibiotics, a Nevada corporation (the “Company”), to be voted at a special meeting of shareholders of the Company (the “Special Meeting”), which will be held at 10:00 a.m. Eastern Standard Time on July 18, 2016, at Kane Kessler, P.C., 1350 Avenue of the Americas, 26th FL, New York, New York 10019. The purpose of the special meeting is to consider and vote upon an amendment to the Company’s Articles of Incorporation for the purpose of changing the name of the Company to BioVie Inc. (the “Name Change”). A copy of the proposed Certificate of Amendment to Articles of Incorporation, which would affect the name change when filed with the office of the Secretary of State for the State of Nevada, is attached to this Proxy Statement as Annex A. This Proxy Statement and the enclosed form of Proxy are first being mailed to the Company shareholders on or about June __, 2016.

RECORD DATE; SOLICITATION OF PROXIES

The Board of Directors of the Company has fixed the close of business on June 6, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. At the record date, there were 87,160,000 shares of common stock issued and outstanding and entitled to vote at the special meeting. Holders of common stock are entitled to one vote at the special meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the special meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Company’s counsel, Peter Campitiello, Esq., Kane Kessler, P.C., 1350 Avenue of the Americas, 26th FL, New York, New York 10019.

In order to obtain shareholder approval of the name change, a majority of the issued and outstanding shares of common stock entitled to vote as of the record date, is required to vote in favor of the name change at the special meeting.

You can vote by either attending the special meeting in person, voting online at www.westcoaststocktransfer.com and selecting the Proxy login, or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the name change, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the special meeting (of which the Company is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition. Copies of these proxy materials are also available at www.westcoaststocktransfer.com.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners.

OTHER MATTERS

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the special meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the special meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of the Company an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the special meeting and voting in person. Attendance at the special meeting will not by itself constitute revocation of a proxy.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum.

HOW MANY VOTES ARE REQUIRED TO PASS THE ITEM?

The affirmative vote of holders of at least a majority of the then outstanding shares entitled to vote thereon is required to approve the Name Change.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Pursuant to the Company’s Bylaws, shares not voted on matters, including abstentions and broker non-votes, will not be treated as votes cast with respect to those matters, and therefore will have the same effect as a vote against the Name Change.

DOES THE COMPANY HAVE A WEBSITE FOR THE VOTE?

The Company’s website for the purpose of the Proxy is www.westcoaststocktransfer.com. Copies of these proxy materials will be available on that website to investors. Information therein is not incorporated by reference herein, unless specifically stated otherwise.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 6, 2016 with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each its director, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the “Commission”) pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table also shows the number of shares beneficially owned as of June 6, 2016 by each of the individual directors and executive officers and by all directors and executive officers as a group.

Name of Beneficial Owner	Title of Class	Beneficial Ownership(1)	Percent of Class(2)
Jonathan Adams	Common Stock	6,168,066	7.1%
Amrit Shahzad	Common Stock	1,289,512	1.5%
Cuong Do	Common Stock	2,671,354	3.1%

Officers and Directors as a Group (3 persons)	Common Stock	10,128,933	11.6%

Other 5% Shareholders
Elliot Ehrlich	Common Stock	7,400,000	8.5%
Rebecca Guttman	Common Stock	8,500,000	9.8%
RGN Brothers Trust (3)	Common Stock	8,500,000	9.8%

(1) “Beneficial Owner” means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 87,160,001 shares of Common Stock outstanding as of June 6, 2016, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(3) The Trustee of RGN Brothers Trust is Joseph Guttman. Mr. Guttman holds voting and dispositive control over the trust but disavows beneficial ownership.

PROPOSAL 1

NAME CHANGE AMENDMENT

General

On June 6, 2016, our Board of Directors approved the amendment to the Company’s Articles of Incorporation to change the Company’s name to “BioVie Inc.” Pursuant to the Nevada Revised Statutes (“NRS”), the Name Change is required to be approved by a majority of the holders of a majority of our issued and outstanding voting securities convened for the specific purpose of approving the Name Change. The Company’s voting securities consist of common stock, par value $0.0001 per share (the “Common Stock”). Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote.

As of June 6, 2016, there were 87,160,001 shares of our Common Stock issued and outstanding.

If the stockholders approve the Name Change, the Name Change will become effective on the date the amendment to the Company’s Articles of Incorporation is filed with the Secretary of State of the State of Nevada, or such later date as is specified in the filing. The Company expects the amendment to become effective as soon as practicable following the Special Meeting.

Reasons for the Name Change

On April 19, 2016, the Company’s Board of Directors approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the Company’s stockholders for approval, an amendment to the Company’s Articles of Incorporation to change the name of the Company to “BioVie Inc.” We believe the Name Change better reflects the Company’s broadened business portfolio of a non-antibiotic drug development program, specifically the CIP Terlipressin Technology targeting liver disease. We believe the new name more accurately reflects a broader range of technologies and therefore recommend the stockholders approve the name change.

Effect of Amendment

The change in corporate name will not affect the status of the Company or the rights of any stockholders in any respect, or the validity or transferability of stock certificates presently outstanding. The Company’s stockholders will not be required to exchange stock certificates solely to reflect the new corporate name. If a physical certificate represents a stockholder’s shares of Common Stock currently, that certificate will continue to represent such stockholder’s ownership of such shares. It will not be necessary for stockholders to surrender stock certificates bearing the Company’s former corporate name. When physical certificates are presented for transfer in the ordinary course, new certificates bearing the new corporate name will be issued.

Vote Required

Approval of the Name Change will require approval by at least a majority of the then outstanding shares entitled to vote thereon. Accordingly, the Name Change will be approved if at least 43,580,001 shares of Common Stock are voted in favor of the Name Change.

Appraisal and Dissenters’ Rights

No appraisal or dissenters’ rights are available under Nevada law or the Company’s Certificate of Incorporation or Bylaws to stockholders who dissent from the Name Change. The Company will not independently provide its stockholders with any such right.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NAME CHANGE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION.

OTHER BUSINESS

The Board knows of no business that will come before the Special Meeting except that indicated above. However, if any other matters are properly brought before the Special Meeting, it is intended that the persons acting under the proxy will vote thereunder in accordance with their best judgment.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS OF

BOARD MEMBERS

If a stockholder intends to present a proposal for action at the 2017 annual meeting of stockholders and wishes to have such proposal considered for inclusion in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be submitted in writing and received by the Secretary of the Company on or before August 4, 2016. Such proposal also must meet the requirements of the rules of the SEC relating to stockholder proposals.

The Company’s Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations for individuals for election to the Board of Directors. In general, written notice of a stockholder proposal or a director nomination for the next annual meeting must be received by the Secretary of the Company not later than 80 days prior to the next annual meeting (or, if less than 90 days’ notice of the date of the meeting is given by the Company, notice by the stockholder to be timely must be received by the Secretary of the Company no later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the Company), and must contain specified information and conform to certain requirements, as set forth in the Bylaws. If the presiding officer at any meeting of stockholders determines that a stockholder proposal or director nomination was not made in accordance with the Bylaws, the Company may disregard such proposal or nomination.

In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the next annual meeting, and the proposal fails to comply with the advance notice procedures described by the Bylaws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal.

Proposals and nominations should be addressed to the Secretary of the Company, NanoAntibiotics, Inc., 100 Cummings Center, Suite 247-C, Beverly, Massachusetts 01915.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In some cases only one copy of the Proxy is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address who are receiving multiple copies of the Proxy may also request delivery of a single copy. To request separate or multiple delivery of the Proxy now or in the future, a stockholder may submit a written request to the Corporate Secretary, NanoAntibiotics, Inc., 100 Cummings Center, Suite 247-C, Beverly, Massachusetts 01915 or an oral request by calling the Corporate Secretary at (305) 515-4118.

Annex A:

Proposed Form of Certificate of Amendment to the Articles Incorporation to Effect Name Change

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO BIOVIE, INC.	☐	☐	☐
☐ ☐

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED “FOR” PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE HEREON.

☐

•
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

☐	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	☐